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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
      18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the quarterly report on Form 10-Q of Peerless Systems Corporation for the quarterly period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her or his knowledge, based upon review of the report, subject to the qualifications noted below:

       (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


Date: September 12, 2003

                                                        /s/ Howard J. Nellor
                                                   -----------------------------
                                                          HOWARD J. NELLOR
                                                   PRESIDENT AND CHIEF EXECUTIVE
                                                    OFFICER (PRINCIPAL EXECUTIVE
                                                              OFFICER)